Exhibit 99.1

CONSENT OF DIRECTOR NOMINEE

Rise Oil & Gas, Inc. (the “Company”) is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of its common stock. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ David Beard
Name:	David Beard
Date:	June 30, 2023

CONSENT OF DIRECTOR NOMINEE

Rise Oil & Gas, Inc. (the “Company”) is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of its common stock. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ David Bledsoe
Name:	David Bledsoe
Date:	June 30, 2023

CONSENT OF DIRECTOR NOMINEE

Rise Oil & Gas, Inc. (the “Company”) is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of its common stock. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Lori Nembirkow
Name:	Lori Nembirkow
Date:	June 30, 2023